WASATCH FUNDS, INC.

                Supplement dated May 23, 2003 to the Statement of
                  Additional Information dated January 31, 2003

This Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2003. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained by visiting our web site at www.wasatchfunds.com or by calling
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1.800.551.1700.

The first sentence following the section WASATCH SMALL CAP VALUE FUND on page 5
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is revised as follows:

Effective June 6, 2003, the Wasatch Small Cap Value Fund is closed to new investors and existing shareholders.